CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2024

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended March 31, 2024 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2024	Dec. 31, 2023	Mar. 31, 2023
Net assets	$1,443,687,141	$1,319,864,836	$1,177,059,038
Net assets per share of Common Stock	$50.86	$46.49	$42.07
Shares of Common Stock outstanding	28,387,828	28,387,828	27,976,386

Comparative operating results are as follows:

	Three months ended March 31,
	2024		2023
Net investment income	$8,120,326		$5,965,724
Per share of Common Stock	.29	*	.21	*
Net realized gain on sale of investments	14,648,811		8,994,393
Increase in net unrealized appreciation of investments	101,053,168		29,672,568
Increase in net assets resulting from operations	123,822,305		44,632,685

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 27, 2024, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year ending December 31, 2024.

During the quarter ended March 31, 2024, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd   Andrew J. O’Neill

630 Fifth Avenue

New York, NY 10111

April 17, 2024

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PRINCIPAL PORTFOLIO CHANGES

January 1 to March 31, 2024

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased	Sold	Held March 31, 2024
AerCap Holdings N.V.	—	50,000	350,000
Alphabet Inc. Class A	—	25,000	450,000
American Express Company	—	30,000	200,000
Analog Devices, Inc.	—	40,000	400,000
Ashtead Group plc - ADR	45,000	—	45,000
Hess Corporation	—	55,000	310,000
Kennedy-Wilson Holdings, Inc.	—	1,050,000	—
Mercadolibre, Inc.	2,000	—	13,000
Motorola Solutions, Inc.	—	10,000	150,000
Rayonier Inc.	300,000	—	1,000,000
Teledyne Technologies Incorporated	7,836	—	47,836

TEN LARGEST INVESTMENTS

March 31, 2024

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.7	$326.9	22.6%	1982
Progressive Corporation	25.7	90.0	6.2	2015
Analog Devices, Inc.	3.0	79.1	5.5	1987
Alphabet Inc.	21.8	67.9	4.7	2015
Motorola Solutions, Inc.	5.9	53.2	3.7	2000
The Charles Schwab Corporation	25.7	50.6	3.5	2016
AON plc	29.1	50.1	3.5	2020
Meta Platforms, Inc.	30.3	48.6	3.4	2021
Hess Corporation	12.7	47.3	3.3	2017
American Express Company	16.8	45.5	3.2	2015

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

John C. Hill

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Joseph T. Malone, Vice President

Andrew J. O’Neill, Vice President

Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

UMB Bank, n.a.

Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY